UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES ACT OF 1934

                 Date of Report (Date of earliest event reported):

                              Credex Corporation
              (Exact name of registrant as specified in its charter)

         Florida                          6199                 16-1731286
(State or Jurisdiction of      (Primary Standard            (I.R.S. Employer
    Incorporation or         Industrial Classification       Identification
     Organization)              Code Number)                   Number)

                     454 Treemont Drive, Orange City, Fl 32763
                                    (386) 218-6823

(Address including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Registrant's Telephone number, including area code: (386) 218-6823

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01	OTHER EVENTS

Glendale Securities, Inc., 15233 Ventura Blvd., Suite 712, Sherman Oaks, CA 91403 has filed a Form 211 with FINRA seeking permission to quote Credex Corporation's common stock for inter dealer trading. FINRA has assigned Credex's common stock trading symbol CRDX.

                                       1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Credex Corporation



Date: May 8, 2011                   By: _____________________________
                                        Denise Leonardo, President and Chief
                                        Executive Officer